Filed Pursuant to Rule 497
Registration Statement No. 333-212804

PROSPECTUS SUPPLEMENT August 29, 2018 MacKenzie Realty Capital, Inc.

Supplement dated August 29, 2018
to Prospectus Dated November 13, 2017
THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS DATED NOVEMBER 13, 2017 (THE "PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION THEREWITH.
PROSPECTUS UPDATES
1.
The biographical information of Tim Dozios in the section entitled "Biographical Information" contained under the heading "Management—Independent Directors" of the Prospectus on page 51, is replaced in its entirety with the following:

Tim Dozois.  Mr. Dozois, an MRC director since May of 2012, was Vice President, Secretary and Corporate Counsel for Pendrell Corporation, a NASDAQ listed company specializing in intellectual property solutions, from June of 2010 until early 2018. From January 1996 until March of 2010, Mr. Dozois was an equity partner of Davis Wright Tremaine LLP, a Seattle-based national law firm, where he specialized in private securities work and structured financings, with a particular emphasis on the acquisition, financing and management of real property assets. He has nearly 30 years of experience supporting leading corporations in securities law compliance, mergers, acquisitions, and real estate acquisition, financing, and management.

Mr. Dozois received his B.S. in Financial Management from Oregon State University and his J.D. from the University of Oregon School of Law, where he was Order of the Coif.

2.	Item 22 in the section entitled "Other Limitations" contained under the heading "Certain Relationships and Transactions" of the Prospectus on page 64, is replaced in its entirety with the following:

22.
Conduct any "roll up" transactions, which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our Company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction.  The term "roll up" transaction does not include:

•
a transaction involving our securities that have been for at least 12 months listed on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System; or

•
a transaction involving our conversion to a corporate, trust, or association form if, as a consequence of the transaction, there will be no significant adverse change in any of the following: stockholder voting rights; the term of our existence; compensation to the Adviser; or our investment objectives.

3.	The following subsection is added after the section "Conflict with 1940 Act" contained under the heading "Certain Provisions of the MGCL and Our Charter and Bylaws" on page 88 of the Prospectus:

Access to Records

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any stockholder or the stockholder's designated agent at our office. The stockholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any stockholder who requests the list within ten days of the request. A stockholder may request a copy of the stockholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.

Under the MGCL, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our stockholders, (iv) annual statements of affairs, and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

4.
The Prospectus is hereby amended to reflect our new address, which is also the address of our Adviser and our Administrator. Every instance of our old address, 1640 School Street, Moraga, CA 94556 is hereby replaced with 89 Davis Road, Suite 100, Orinda, CA 94563, our new address.